Rule 497(d)

                                 FT 389

          10 Uncommon EuroValues (registered trademark), 2000 Portfolio

               Supplement to the Prospectus dated January 20, 2000

Notwithstanding anything to the contrary in the Prospectus, investors who purchase at least $5,000,000 worth of Trust Units will be subject to a maximum sales charge of .35% of the Public Offering Price per Unit. On such sales, the dealer concession will equal .05% of the Public Offering Price per Unit.

February 10, 2000